NOTE 12 – PROVISION FOR INCOME TAXES (Tables)	12 Months Ended
Dec. 31, 2022
Income Tax Disclosure [Abstract]
NOTE 12 - PROVISION FOR INCOME TAXES - Deferred Tax Assets and Reconciliation of Income Taxes

	December 31,	December 31,
	2022	2021
Net Operating loss carryforward	$15,540,294	$12,332,310
Effective tax rate	21%	21%
Deferred tax asset	3,263,462	2,589,785
Foreign taxes	(7,118)	(7,242)
Less: valuation allowance	(2,816,209)	(2,136,141)
Net deferred tax asset	$440,135	$446,402